Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: February 26, 2016
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: February 26, 2016
/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer
Attachment A
N-CSR
Period (s) ended December 31, 2015
Putnam Europe Equity Fund
Putnam International Equity Fund
Putnam Multi-Cap Growth Fund
Putnam Small Cap Growth Fund
Putnam International Value Fund
Putnam VT Absolute Return 500 Fund
Putnam VT American Government Income Fund
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT International Growth Fund
Putnam VT Investors Fund
Putnam VT Multi-Cap Value Fund
Putnam VT Money Market Fund
Putnam VT Multi-Cap Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Voyager Fund